ACTIVE ASSETS GOVERNMENT SECURITIES TRUST                 Two World Trade Center

LETTER TO THE SHAREHOLDERS December 31, 1999            New York, New York 10048

DEAR SHAREHOLDER:

As of December 31, 1999, Active Assets Government Securities Trust had net assets of approximately $991 million, up 17 percent from a year earlier. The average life of the Trust's portfolio was 72 days and its annualized net investment income for the six-month period ended December 31, 1999 was 4.67 percent, while its annualized 30-day moving average yield for December was 5.03 percent.

MARKET OVERVIEW

During the six-month period ended December 31, 1999, the U.S. economy continued on its path of strength propelled by low inflation and unemployment and accelerated workforce productivity coupled with a recovery in many overseas economies. With renewed strength in the world economy and the threat of domestic inflation looming, the Federal Reserve Board raised the federal funds target rate in three steps from 4.75 percent to 5.50 percent between June and November. These actions effectively reversed the three rate reductions the Fed had implemented in the second half of 1998.

Investment rates available from money-market securities were higher during the second half of 1999 than in the first half. Accordingly, the net yield provided by the Trust generally followed an upward trend from late June to December as the Fed raised the intended federal funds rate.

PORTFOLIO COMPOSITION AND STRUCTURE

On December 31, 1999, approximately 95 percent of the Trust's portfolio was invested in federal agency discount notes, 1 percent in a U.S. Treasury obligation and the remaining 4 percent in a repurchase agreement. At the end of the fiscal period, approximately 73 percent of the Trust's holdings were due to mature in less than four months. Consequently, the portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we try to operate the Trust in a conservative manner without the use of derivatives or structured notes

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST that might fluctuate excessively with changing interest rates. We believe that the Trust continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

LOOKING AHEAD

While we anticipate some moderation in the pace of economic activity during the year ahead, we believe that the economy's growth rate could remain stronger than the Fed believes desirable for the long run. As a result, future meetings of the Fed's Open Market Committee may result in further upward adjustments for short-term interest rates.

We appreciate your ongoing support of Active Assets Government Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

PORTFOLIO OF INVESTMENTS December 31, 1999 (unaudited)

                                                           ANNUALIZED
PRINCIPAL                    DESCRIPTION                      YIELD
AMOUNT IN                        AND                       ON DATE OF
THOUSANDS                   MATURITY DATE                   PURCHASE        VALUE
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES (94.9%)
$ 79,000    Federal Farm Credit Bank
             01/19/00 - 06/07/00.........................  4.95 - 5.92%  $ 77,904,379
 499,000    Federal Home Loan Banks
             01/06/00 - 06/14/00.........................  4.97 - 5.89    493,301,171
 190,335    Federal Home Loan Mortgage Corp.
             01/14/00 - 03/23/00.........................  5.36 - 5.85    189,275,347
 168,500    Federal National Mortgage Assoc.
             01/18/00 - 06/29/00.........................  5.46 - 6.02    165,910,886
  15,000    Tennessee Valley Authority
             02/24/00....................................     5.61         14,875,575
                                                                         ------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $941,267,358).............................    941,267,358
                                                                         ------------
            U.S. GOVERNMENT OBLIGATION (0.7%)
   7,000    U.S. Treasury Bill
             03/02/00 (Amortized Cost $6,941,406)........     5.06          6,941,406
                                                                         ------------
            REPURCHASE AGREEMENT (4.4%)
  43,325    The Banc of America Securities LLC 3.15% due
             01/03/00 (dated 12/31/99; proceeds
             $43,336,373) (a) (Identified Cost
             $43,325,000)................................                  43,325,000
                                                                         ------------

           TOTAL INVESTMENTS
           (Amortized Cost $991,533,764)(b)............       100.0%           991,533,764

           LIABILITIES IN EXCESS OF CASH AND OTHER
           ASSETS......................................         0.0               (336,488)
                                                              -----           ------------

           NET ASSETS..................................       100.0%          $991,197,276
                                                              =====           ============

---------------------
(a) Collateralized by $40,681,469 Federal National Mortgage Assoc. 5.50% - 9.00% due 08/01/02 - 12/01/29 valued at $27,742,875; and
     $18,208,436 Federal National Mortgage Corp. 5.50% - 7.00% due 01/01/06 - 12/01/29 valued at $16,448,626.
(b)  Cost is the same for federal income tax purposes.

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999 (unaudited)
ASSETS:

Investments in securities, at value
(amortized cost $991,533,764)............................... $991,533,764
Cash........................................................        4,293
Interest receivable.........................................      155,049
Prepaid expenses and other assets...........................       82,773
                                                              -----------

    TOTAL ASSETS............................................  991,775,879
                                                              -----------

LIABILITIES:
Payable for:
    Investment management fee...............................      389,287
    Plan of distribution fee................................       87,068
    Shares of beneficial interest repurchased...............        8,568
Accrued expenses and other payables.........................       93,680
                                                              -----------

    TOTAL LIABILITIES.......................................      578,603
                                                              -----------

    NET ASSETS.............................................. $991,197,276
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $991,196,257
Accumulated undistributed net investment income.............        1,019
                                                              -----------

    NET ASSETS.............................................. $991,197,276
                                                              ===========

NET ASSET VALUE PER SHARE,
 991,196,257 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $1.00
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

STATEMENT OF OPERATIONS
For the six months ended December 31, 1999 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $26,049,115
                                                              -----------

EXPENSES
Investment management fee...................................    2,230,081
Plan of distribution fee....................................      484,464
Transfer agent fees and expenses............................       55,897
Professional fees...........................................       38,334
Registration fees...........................................       29,333
Custodian fees..............................................       28,170
Shareholder reports and notices.............................       22,418
Trustees' fees and expenses.................................        8,618
Other.......................................................        4,244
                                                              -----------

    TOTAL EXPENSES..........................................    2,901,559
                                                              -----------

    NET INVESTMENT INCOME...................................   23,147,556

    NET REALIZED GAIN.......................................       10,409
                                                              -----------

NET INCREASE................................................  $23,157,965
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                                           FOR THE YEAR
                                                        FOR THE SIX           ENDED
                                                        MONTHS ENDED         JUNE 30,
                                                       DECEMBER 31, 1999       1999
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................    $ 23,147,556      $ 40,897,926
Net realized gain....................................          10,409            36,800
                                                         ------------      ------------

    NET INCREASE.....................................      23,157,965        40,934,726
                                                         ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................     (23,146,965)      (40,897,560)
Net realized gain....................................         (10,409)          (36,800)
                                                         ------------      ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (23,157,374)      (40,934,360)
                                                         ------------      ------------
Net increase (decrease) from transactions in shares
 of beneficial interest..............................      (4,250,858)      296,470,113
                                                         ------------      ------------

    NET INCREASE (DECREASE)..........................      (4,250,267)      296,470,479

NET ASSETS:
Beginning of period..................................     995,447,543       698,977,064
                                                         ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,019 and $428, respectively)...................    $991,197,276      $995,447,543
                                                         ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Active Assets Government Securities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objectives are high current income, preservation of capital and liquidity. The Trust was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375%

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1999 (unaudited) continued


to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Trust's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Trust, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to sales representatives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Trust's shares; (3) expenses incurred in connection with promoting sales of the Trust's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Trust is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Trust's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Trust's average daily net assets during the month. Expenses incurred by the Distributor

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 1999 (unaudited) continued


pursuant to the Plan in any fiscal year will not be reimbursed by the Trust through payments accrued in any subsequent fiscal year. For the six months ended December 31, 1999, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 1999 aggregated $6,986,675,209 and $7,015,702,573, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Trust's transfer agent. At December 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,003. At December 31, 1999, the Trust had an accrued pension liability of $52,582 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                      FOR THE SIX       FOR THE YEAR
                                                                     MONTHS ENDED          ENDED
                                                                   DECEMBER 31, 1999   JUNE 30, 1999
                                                                   -----------------   --------------
                                                                      (unaudited)
Shares sold.................................................         1,616,914,341      3,141,395,012
Shares issued in reinvestment of dividends and
 distributions..............................................            23,138,603         40,910,486
                                                                    --------------     --------------
                                                                     1,640,052,944      3,182,305,498
Shares repurchased..........................................        (1,644,303,802)    (2,885,835,385)
                                                                    --------------     --------------
Net increase (decrease) in shares outstanding...............            (4,250,858)       296,470,113
                                                                    ==============     ==============

ACTIVE ASSETS GOVERNMENT SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE SIX                  FOR THE YEAR ENDED JUNE 30,
                                                           MONTHS ENDED      ----------------------------------------------------
                                                         DECEMBER 31, 1999     1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period...................       $ 1.00          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ------          ------     ------     ------     ------     ------

Net income from investment operations..................        0.024           0.045      0.049      0.048      0.049      0.048

Less dividends from net investment income..............       (0.024)         (0.045)    (0.049)    (0.048)    (0.049)    (0.048)
                                                              ------          ------     ------     ------     ------     ------

Net asset value, end of period.........................       $ 1.00          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======          ======     ======     ======     ======     ======

TOTAL RETURN...........................................         2.38%(1)        4.64%      5.05%      4.92%      5.03%      4.92%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................         0.58%(2)        0.61%      0.63%      0.64%      0.65%      0.67%

Net investment income..................................         4.67%(2)        4.50%      4.93%      4.78%      4.93%      4.84%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions.................         $991            $995       $699       $620       $571       $542

---------------------
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS


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


                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Trust.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

ACTIVE
ASSETS(R)
ACCOUNT



ACTIVE ASSETS
GOVERNMENT
SECURITIES TRUST


Semiannual Report
December 31, 1999